SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant ☑     Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12
Highland Funds I

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
(1)	Title of each class of securities to which transaction applies:

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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Highland Floating Rate Advantage Fund
URGENT NOTICE
YOUR HELP IS NEEDED
May 12, 2011
Dear Valued Shareholder:
You have invested in Highland Floating Rate Advantage Fund which has not yet achieved the required quorum of shares for the 2011 Special Meeting of Shareholders scheduled for May 23rd. Even if you are no longer a shareholder, please know that you were a shareholder as of the record date (4/11/11) for this Meeting and therefore you still hold the voting rights to those shares and your vote is needed to reach quorum.
If you have voted your shares since this letter was mailed, we sincerely thank you for doing so. If you have not yet voted your shares, then you are among the Fund’s shareholders with a large un-voted position in your Fund who has yet to cast your proxy vote. Please help your Fund and its shareholders by casting your proxy vote today.
If you need another copy of the proxy statement or have any proxy-related questions, please call 1-800-370-1749 for assistance. We truly need your proxy vote today. Thank you in advance for your help with this matter.

Sincerely,
R. Joseph Dougherty
President, Chief Executive Officer and Trustee
Highland Floating Rate Advantage Fund

IT IS CRITICAL TO THE BUSINESS
OF HIGHLAND FLOATING RATE
ADVANTAGE FUND THAT YOUR
SHARES BE REPRESENTED AT
THE MAY 23RD PROXY MEETING.
PLEASE VOTE TODAY.

VOTING WILL ONLY TAKE A MINUTE OR TWO.

1.	Vote via the Internet. You may cast your vote using the Internet by logging onto the Internet address located on the enclosed proxy ballot(s) and following the instructions on the website.

2.	Vote by Touch-tone Phone. You may cast your vote by telephone by calling the toll-free number found on the enclosed proxy ballot(s).

3.	Vote by Mail. You may cast your vote by signing, dating and mailing the enclosed proxy ballot in the postage-prepaid return envelope provided. If you choose to mail in your proxy ballot, please do so as soon as possible. We would still like to receive your completed proxy ballot even if it is not delivered in time for the Special Meeting.
Highland Funds • NexBank Tower • 13455 Noel Road • Dallas, TX 75240
OBO

Highland Floating Rate Advantage Fund
URGENT NOTICE
YOUR HELP IS NEEDED
May 12, 2011
Dear Valued Shareholder:
You have invested in Highland Floating Rate Advantage Fund which has not yet achieved the required quorum of shares for the 2011 Special Meeting of Shareholders scheduled for May 23rd. Even if you are no longer a shareholder, please know that you were a shareholder as of the record date (4/11/11) for this Meeting and therefore you still hold the voting rights to those shares and your vote is needed to reach quorum.
If you have voted your shares since this letter was mailed, we sincerely thank you for doing so. If you have not yet voted your shares, then you are among the Fund’s shareholders with a large un-voted position in your Fund who has yet to cast your proxy vote. Please help your Fund and its shareholders by casting your proxy vote today.
If you need another copy of the proxy statement or have any proxy-related questions, please call 1-800-370-1749 for assistance. We truly need your proxy vote today. Thank you in advance for your help with this matter.

Sincerely,
R. Joseph Dougherty
President, Chief Executive Officer and Trustee
Highland Floating Rate Advantage Fund
IT IS CRITICAL TO THE BUSINESS
OF HIGHLAND FLOATING RATE
ADVANTAGE FUND THAT YOUR
SHARES BE REPRESENTED AT
THE MAY 23RD PROXY MEETING.
PLEASE VOTE TODAY.

VOTING WILL ONLY TAKE A MINUTE OR TWO.

1.	Vote via the Internet. You may cast your vote using the Internet by logging onto the Internet address located on the enclosed proxy ballot(s) and following the instructions on the website.

2.	Vote by Phone with a Representative. You may cast your vote by telephone by calling 1-800-370-1749. Representatives are available to take your voting instructions Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

3.	Vote by Touch-tone Phone. You may cast your vote by telephone by calling the toll-free number found on the enclosed proxy ballot(s).

4.	Vote by Mail. You may cast your vote by signing, dating and mailing the enclosed proxy ballot in the postage-prepaid return envelope provided. If you choose to mail in your proxy ballot, please do so as soon as possible. We would still like to receive your completed proxy ballot even if it is not delivered in time for the Special Meeting.
Highland Funds • NexBank Tower • 13455 Noel Road • Dallas, TX 75240

Highland Floating Rate Fund
URGENT NOTICE
YOUR HELP IS NEEDED
May 12, 2011
Dear Valued Shareholder:
You have invested in Highland Floating Rate Fund which has not yet achieved the required quorum of shares for the 2011 Special Meeting of Shareholders scheduled for May 23rd. Even if you are no longer a shareholder, please know that you were a shareholder as of the record date (4/11/11) for this Meeting and therefore you still hold the voting rights to those shares and your vote is needed to reach quorum.
If you have voted your shares since this letter was mailed, we sincerely thank you for doing so. If you have not yet voted your shares, then you are among the Fund’s shareholders with a large un-voted position in your Fund who has yet to cast your proxy vote. Please help your Fund and its shareholders by casting your proxy vote today.
If you need another copy of the proxy statement or have any proxy-related questions, please call 1-800-370-1749 for assistance. We truly need your proxy vote today. Thank you in advance for your help with this matter.

Sincerely,
R. Joseph Dougherty
President, Chief Executive Officer and Trustee
Highland Floating Rate Fund

IT IS CRITICAL TO THE BUSINESS OF HIGHLAND FLOATING RATE FUND THAT YOUR SHARES BE REPRESENTED AT THE MAY 23RD PROXY MEETING. PLEASE VOTE TODAY.

VOTING WILL ONLY TAKE A MINUTE OR TWO.

1.	Vote via the Internet. You may cast your vote using the Internet by logging onto the Internet address located on the enclosed proxy ballot(s) and following the instructions on the website.

2.	Vote by Touch-tone Phone. You may cast your vote by telephone by calling the toll-free number found on the enclosed proxy ballot(s).

3.	Vote by Mail. You may cast your vote by signing, dating and mailing the enclosed proxy ballot in the postage-prepaid return envelope provided. If you choose to mail in your proxy ballot, please do so as soon as possible. We would still like to receive your completed proxy ballot even if it is not delivered in time for the Special Meeting.
Highland Funds • NexBank Tower • 13455 Noel Road • Dallas, TX 75240
OBO

Highland Floating Rate Fund
URGENT NOTICE
YOUR HELP IS NEEDED
May 12, 2011
Dear Valued Shareholder:
You have invested in Highland Floating Rate Fund which has not yet achieved the required quorum of shares for the 2011 Special Meeting of Shareholders scheduled for May 23rd. Even if you are no longer a shareholder, please know that you were a shareholder as of the record date (4/11/11) for this Meeting and therefore you still hold the voting rights to those shares and your vote is needed to reach quorum.
If you have voted your shares since this letter was mailed, we sincerely thank you for doing so. If you have not yet voted your shares, then you are among the Fund’s shareholders with a large un-voted position in your Fund who has yet to cast your proxy vote. Please help your Fund and its shareholders by casting your proxy vote today.
If you need another copy of the proxy statement or have any proxy-related questions, please call 1-800-370-1749 for assistance. We truly need your proxy vote today. Thank you in advance for your help with this matter.

Sincerely,
R. Joseph Dougherty
President, Chief Executive Officer and Trustee
Highland Floating Rate Fund

IT IS CRITICAL TO THE BUSINESS OF HIGHLAND FLOATING RATE FUND THAT YOUR SHARES BE
REPRESENTED AT THE MAY 23RD PROXY MEETING. PLEASE VOTE TODAY.

VOTING WILL ONLY TAKE A MINUTE OR TWO.

1.	Vote via the Internet. You may cast your vote using the Internet by logging onto the Internet address located on the enclosed proxy ballot(s) and following the instructions on the website.

2.	Vote by Phone with a Representative. You may cast your vote by telephone by calling 1-800-370-1749. Representatives are available to take your voting instructions Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

3.	Vote by Touch-tone Phone. You may cast your vote by telephone by calling the toll-free number found on the enclosed proxy ballot(s).

4.	Vote by Mail. You may cast your vote by signing, dating and mailing the enclosed proxy ballot in the postage-prepaid return envelope provided. If you choose to mail in your proxy ballot, please do so as soon as possible. We would still like to receive your completed proxy ballot even if it is not delivered in time for the Special Meeting.
Highland Funds • NexBank Tower • 13455 Noel Road • Dallas, TX 75240
NOBO/REG